PROPERTY AND EQUIPMENT, NET	12 Months Ended
Dec. 31, 2011
PROPERTY AND EQUIPMENT, NET
7	PROPERTY AND EQUIPMENT, NET

Property and equipment consist of the following:

	December 31,
	2010	2011
	RMB	RMB

Store buildings	14,617	14,617
Leasehold improvements	248,471	192,902
Store fixture and equipment	155,995	145,511
Software	31,882	33,596
Motor vehicles	14,855	14,827

	465,820	401,453
Less: Accumulated depreciation and amortization	(273,801)	(259,636)

	192,019	141,817

Total depreciation and amortization expense of property and equipment for the years ended December 31, 2009, 2010 and 2011 was RMB61,480, RMB66,440 and RMB58,722, respectively, of which RMB55,802, RMB56,998 and RMB48,665 was recorded in sales, marketing and other operating expenses and RMB5,678, RMB9,442 and RMB10,057 was recorded in general and administrative expenses. No depreciation and amortization expense was included in cost of goods sold for the years presented because the Company’s business does not involve manufacturing of merchandise and the amount of depreciation and amortization of property and equipment relating to warehousing and transporting the merchandise to store locations is not material.

The Group recognized impairment losses of nil, RMB3,423 and RMB14,164 for the years ended December 31, 2009, 2010 and 2011 respectively in respect of leasehold improvements and store fixture of certain loss-making drugstores. The Group determined that the carrying amounts of these leasehold improvements and store fixture would not be recoverable through future cash flows. The fair value of the property and equipment was based on the discounted estimated cash flows expected to generated from the use and eventual disposal of these assets.